                          VAN KAMPEN AMERICAN CAPITAL
                           GLOBAL MANAGED ASSETS FUND
   SUPPLEMENT DATED NOVEMBER 1, 1996, TO THE PROSPECTUS DATED APRIL 29, 1996,
          AS PREVIOUSLY SUPPLEMENTED ON JUNE 1, 1996 AND JULY 1, 1996.

     On October 31, 1996, VK/AC Holding, Inc. became a wholly owned indirect subsidiary of Morgan Stanley Group Inc. pursuant to the closing of an Agreement and Plan of Merger among Morgan Stanley Group Inc., MSAM Holdings II, Inc. and MSAM Acquisition Inc., whereby MSAM Acquisition Inc. was merged with and into VK/AC Holding, Inc. and VK/AC Holding, Inc. was the surviving corporation (the "Acquisition"). As a result of the Acquisition, VK/AC Holding, Inc. became a wholly owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly owned subsidiary of Morgan Stanley Group Inc. VK/AC Holding, Inc. is the indirect parent of the Fund's investment adviser, Van Kampen American Capital Asset Management Inc. (the "Adviser").

     Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser ("MSAM"), Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending. As of September 30, 1996, MSAM, together with its affiliated investment advisory companies, had approximately $103.5 billion of assets under management and fiduciary advice.

     In light of the Acquisition, management and the Board of Trustees proposed changing subadvisers for the Fund and retaining MSAM. The Adviser currently retains John Govett & Co. Limited ("Govett") to act as subadviser for the Fund. MSAM emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of investment opportunities worldwide and draws upon the capabilities of its asset management specialists located in various offices throughout the world, including New York, London, Tokyo, Singapore, Bombay, Hong Kong,

Milan and Sydney. MSAM also draws upon the research capabilities of Morgan Stanley Group Inc. and its other affiliates as well as the research and investment ideas of other companies whose brokerage services MSAM utilizes. The address of MSAM is 1221 Avenue of the Americas, New York, New York 10020.

     At a special meeting of shareholders of the Fund held on October 25, 1996, shareholders approved an interim subadvisory agreement with Govett that will terminate on March 31, 1997. Shareholders also approved a new subadvisory agreement with MSAM that provides for a change of subadvisers to take place beginning on April 1, 1997. The MSAM subadvisory agreement provides that, during the period from the closing of the Acquisition (October 31, 1996) until March 31, 1997, MSAM will consult with the Adviser and Govett regarding the Fund's investment portfolio and operations in order to provide for the orderly transition of subadvisory services from Govett to MSAM. During this period, MSAM will not provide the Adviser, Govett or the Fund with investment subadvisory services or make recommendations with respect to the execution of portfolio trades and will not receive any subadvisory or other fees.

     The MSAM subadvisory agreement is similar to the Govett subadvisory agreement, except that the MSAM subadvisory agreement permits, but does not require, the Adviser and MSAM to allocate to MSAM responsibility for selecting investments in domestic securities as well as foreign securities. Govett's responsibilities are limited solely to foreign securities. The subadvisory fee arrangement will be the same for MSAM as it is for Govett.

     Prior to October 31, 1996, VK/AC Holding, Inc. was controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership. References in the attached Prospectus to The Clayton & Dubilier Private Equity IV Limited Partnership and its management are hereby deleted. In addition, item (2) under the subheading "Other Purchase Programs -- NAV Purchase Options" is hereby amended and restated in its entirety to state:

          "(2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts."

     At a special meeting of shareholders of the Fund held on October 25, 1996, shareholders approved changes to the Fund's fundamental investment restrictions to permit the Fund to invest its assets in shares of certain investment companies, consistent with its investment objectives and policies, in excess of the investment limitations imposed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund believes that from time to time it can more effectively and efficiently invest in certain types of securities by pooling its assets for such securities with assets of other investment companies managed by the Adviser and its affiliates. Prior to engaging in such transactions, the Fund and its Adviser and affiliates together with other investment companies managed by the Adviser and its affiliates will obtain exemptive relief from the Securities and Exchange Commission ("SEC") to permit such transactions. In order to take full advantage of any exemptive relief granted by the SEC, the Fund hereby restates its fundamental investment restriction, approved by shareholders, regarding investment in other investment companies to state:

          The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     In addition, to the extent the Fund's fundamental investment restrictions regarding diversification, control, unseasoned issuers or restricted securities may be deemed to preclude the Fund from taking full advantage of any exemptive relief granted by the SEC, the Fund hereby adds the following exception, as approved by shareholders, to each applicable restriction:

          ..., except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.